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Exhibit 99.1

JetBlue Airways Corporation
CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of JetBlue Airways Corporation on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on April 30, 2003 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of JetBlue Airways Corporation.

Date: April 30, 2003	By:	/s/ DAVID G. NEELEMAN Chief Executive Officer
Date: April 30, 2003	By:	/s/ JOHN D. OWEN Executive Vice President and Chief Financial Officer

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JetBlue Airways Corporation CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002